                                                                   EXHIBIT 10.23

                               MANAGEMENT CONTRACT

               Drafted and signed in Jerusalem on 13 December 1999

Between:  PARK MEIR MANAGEMENT COMPANY LTD.
          27 Hamered St., Tel Aviv (in the offices of Isras)
          (hereinafter "THE COMPANY")

And:      BRT BIOPHARMACEUTICALS LTD.
          216 Jaffa Road, Jerusalem
          (hereinafter "THE TENANT")

Whereas The Tenant has leased unit B/3/101 in Building B in the Ramot Meir project, Har Hotzvim, Jerusalem, in accordance with a tenancy agreement dated 13 December 1999 with "the Owner" (as this is defined below);

And whereas The Company has been designated by the Owner as the management and maintenance company of the Project (as this is defined below) and accepts responsibility for providing the Project with management and maintenance services as specified in this contract;

And whereas The Tenant agrees that the management and maintenance services for the Project specified in this contract will be provided by the Company;

And whereas This contract arranges the mutual obligations of the parties in everything concerning the provision and receipt of management and maintenance services in the Project and everything concerning the Tenant's participation in the management and maintenance costs;

And whereas The parties have agreed on all conditions and undertakings with regard to the management and maintenance of the Project;

NOW THEREFORE BE IT AGREED, STIPULATED, AND DECLARED AS FOLLOWS:

1.   INTRODUCTION

     1.1  The preamble to this agreement is an integral part thereof.

     1.2 The headings and names given to the sections of this contract have been inserted to facilitate reading the agreement and are not part of the contract and will not be used to interpret the contract.

2.   INTERPRETATION AND DEFINITIONS

     In this contract, the following terms shall be given the meanings listed alongside them, as follows:

THE OWNER             Har Hotzvim Properties Ltd.

TENANCY AGREEMENT     The tenancy agreement dated 13 December 1999 between the
                      Tenant and the Owner

THE PROJECT           The Ramot Meir project, being erected on the land known as parcel 110 in block 3241, in the Har Hotzvim Industrial
                      Zone, Jerusalem, including everything built and existing thereon, including all structures, buildings, wings, car parks, and open areas, and every area, installation, and system on the property whether existing on the day of the signing of this contract or such as may exist in the future. A sketch of the project is attached to this contract as an integral part thereof and designated
                      Appendix A. Marked on the sketch are Building A (existing building), Building B (currently under construction), Building C (currently in an advanced stage of planning), and Building D, planned to be erected in the future.

THE UNIT, THE UNITS   Each one of the units in the project in each one of the
                      buildings A, B, C, and D, according to the division that has been made or will be made by the Owner, and that are intended to be leased or assigned by the Owner. The Units shall not include: the covered parking facilities in the Project, as well as "the Management Company areas" and "Public Areas," even if restricted usage rights to them have been conveyed (such as kiosks for the sale of various items).

PUBLIC AREAS          All of the areas (built up or otherwise) in the Project
                      and every building that is part of it (and every part thereof) that are not "the Units" and are not "Management
                      Company areas" and are not the covered parking facilities in the project. The definition of "public areas" Inter will include, inter alia, the outside walls and roofs of every building and structure in the project, all the corridors, stairwells, elevators, open passageways and corridors, open space, plazas and gardens, unroofed parking spaces (if any); public services, shelters, paths, and any system of the "project systems."

"MANAGEMENT COMPANY   Surfaces, spaces, meeting halls, rooms structures, and
AREAS"                parts of structures that are intended for the use of the
                      Company in the context of its provision of management and maintenance services to the Project, including store rooms, offices, cubicles, transformer, water, and electricity rooms, and every other part of the project used only by the Company.


"PROJECT SYSTEMS"     All of the systems and installations in the project that
                      are not specifically attached exclusively to a particular unit or particular units (in part of a building), including main air-conditioning systems and installations, electrical systems, telecommunications, water, electromechanical systems, control/monitoring systems, elevators, lighting systems, and sewage and drainage systems.

"TENANT'S UNIT"       Unit No. _____ in Building B in the Project, which has
                      been leased to the Tenant by the Owner. It is agreed that the area of the Tenant's Unit for the purposes of this contract is 400 square meters.

"MANAGEMENT AND       Each of the mandatory services, optional services, and
MAINTENANCE SERVICES" special services enumerated in section 3 of the contract and the other sections of the contract and every part thereof.


3.   MANAGEMENT AND MAINTENANCE SERVICES

     3.1 The Company shall be responsible for performing, on its own or by means of outside contractors, each one of the following services (hereinafter "mandatory services"):

          3.1.1 Management and maintenance services, the operation, regular upkeep, maintenance, management, restoration, and repair of the public areas and project systems.

          3.1.2 Cleaning public areas, removing trash from main facilities, gardening and irrigation, lighting, services to improve the appearance of the public areas, operation of public facilities (lavatories).

          3.1.3 Activation and deactivation of systems (Project systems) in accordance with the seasons of the year or hours and days, as set by the Company.

          3.1.4 Insurance, as specified in section 10 below, and the payment of deductibles on account thereof.

          3.1.5 The maintenance of a central office (including a telephone line to it) where all topics of management and maintenance services for the project will be coordinated. The office hours shall be the working hours designated by the Company.

          3.1.6 The provision of each one of the above services and activities in the Management Company areas.

     3.2 The company is entitled to provide, on its own or through outside contractors, each of the following services (hereinafter "optional services"):

          3.2.1 Security and monitoring services of the public areas, the Management Company areas, and the project systems, including surveillance of all traffic entering and leaving the Project.

          3.2.2 Services and actions that are generally provided by the house committee of a condominium, including the maintenance of order in the Project and the drafting of bylaws for the Project.

          3.2.3 Central or distributed information services for the Project. Surveillance of control/monitoring systems, public address and alarm services, the locating of malfunctions, the locating of fires and break-ins, etc.

          3.2.4 The erection of directional signs and main signs providing directions to the various buildings and parts of the project, as well as directional signs and identifying signs on the buildings of the project, and the hanging of other signs, including determination of the design, size, and location of signs belonging to the various tenants of the project, as well as maintenance and restoration of the signs in the project.

          3.2.5   Cleaning of the outside of the windows of the project.

          3.2.6 Operation, regular upkeep, preventive maintenance, restoration, repair, and insurance of systems and facilities that are shared by several units in the project.

          3.2.7 Provision of advertising services and erection of signs for the Tenant in the project.

          3.2.8 Services in a matter required by law (or at the demand of legally constituted authorities) relating to the project and relating to any part thereof (but not relating to the units themselves).

          3.2.9 Any other service in the project and any part thereof, in the Management Company areas, in the public areas, and in the project systems that the Company may, at its exclusive discretion, decide to operate as a service that is required or as a service that is related to the services that the Company must or may provide.

     3.3 The Company shall be entitled (but not required) to provide each of the optional services enumerated in section 3.2 above, or any part thereof, at its discretion and at times it may determine, and it is agreed that the Tenant shall not interfere in any manner whatsoever with the ability of the Company to decide and to provide each of the optional services or any part thereof.

     3.4 It is agreed that the Tenant shall not request and shall not receive any service whatsoever of the type of services enumerated in section
          3.1 and section 3.2 other than from the Company.

     3.5 It is hereby emphasized that except for the services enumerated in sections 3.1 and 3.2 above, the company will engage (as optional services) in the management of the Ramot Meir project and the promotion of its interests. It may also rely on the service of outside service providers with regard to the management and maintenance of the project, including bookkeeping, accountants, attorneys, planners, designers, engineering consultants, and insurance consultants, and any other outside service. Each one of these services provided to the Company shall be considered to be an "optional service" of the Company that is provided to the project.

     3.6 If water meters are not installed for the various units in the building where the Tenant's unit is located, according to a decision by the Owner, the Management Company shall collect on behalf of the Owner usage fees for water, as set pro rata for each unit. The pro rata water usage shall be determined on the basis of the overall water usage as indicated by the water meter of the building (in which the Tenant's unit is located), with this usage being divided among the units in proportion to the area assigned to each unit in the building.

          The aforesaid notwithstanding, should it become apparent to the Owner that the water usage by the units of the building is negligible and limited, the Owner shall be entitled to determine that the water supply to the units in the building will be computed as part of the mandatory services provided by the Company; and in this case the payments required for water usage by each of the units shall be deemed to be part of the "actual expenses," in accordance with section 6.1 below, and will be included in the contributory share of the "expenditures of the Company" that the Tenant must pay under this contract.

4.   MANNER OF PROVISION OF THE SERVICES

     In order to implement the services that the Company is required or may provide, it shall operate as follows:

     4.1 The Company undertakes to staff its main office in the Project during working hours, which will be determined by it, in order to deal with requests by tenants.

     4.2 The Company undertakes to employ a person who will serve as service manager for the Project.

     4.3 The Company undertakes to set up, for the purpose of providing services under this agreement, teams of employees and/or teams of contractors and/or outside service providers who are professionals in each of the domain in which it is required to provide services.

     4.4 The Company shall organize an apparatus of employees and contractors in order to organize its services, including bookkeepers, clerical workers, supervisors, consultants, maintenance managers, and so on.

     4.5 The Company shall establish contractual relations with providers of repair services in everything connected with Project systems or some part thereof in order to receive periodic maintenance services.

     4.6 The Company, at its discretion, shall see to the maintenance of an inventory of spare parts for the Project systems that can be replaced with relative ease.

     4.7 The Company (with the approval of the Owner) is entitled to draw up "project bylaws" that will set general rules for maintaining order and sound management of the Project. The "project bylaws" shall apply to all tenants in the project. The Company shall be entitled to amend and modify the project bylaws from time to time. In the context of the project bylaws the Company shall be entitled also to stipulate hours and times for the removal of trash, instructions concerning the design and location of signs, the appearance of building facades, modes of assuring order and cleanliness, and so on.

     4.8 The regular maintenance services, cleaning services, and other services shall be provided by the Company during regular working hours, with a frequency and rate set at the discretion of the Company or the Owner, while scrupulously maintaining the clean and attractive appearance of the public areas.

     4.9 The Company or the Owner is entitled to specify hours and days for the operation of the central air-conditioning systems in the public areas and other central air-conditioning systems.

     4.10 The lighting systems in the public areas inside the buildings and the project will be operated such that these will be illuminated in reasonable fashion during daytime and nighttime hours to an extent to be determined by the Company. The outside lighting systems will be operated during nighttime hours in a scope to be determined by the Company.

     4.11 Maintenance work, repairs, replacement of parts, and engineering work shall be performed within a reasonable lapse of time and during regular working hours, but in exceptional cases these will be performed during hours when there is no activity in the Project that might be disturbed as a result of the work.

     4.12 The wages, conditions, and remuneration that the Company will extend to its employees, contractors, and outside service providers shall be reasonable and in accordance with the normal practice.

     4.13 The Company shall be entitled to remove any sign, advertisement, or installation of the Tenant's that was erected or designed without the Company's agreement.

     4.14 It is hereby made clear that even if the Company provides (itself or by means of outside contractors) security and surveillance services, it shall not be considered to be the "watchman" of the Tenant's unit or the units in the project (and their content) or of the project for the purposes of the Watchmen's Law 5727-1967, and the Company shall not bear the responsibility under this law. The purpose of the surveillance and supervision shall be in the domain of maintaining order in the project. Any tenant or unit that requires security services will have to see to them on its own.

     4.15 It is hereby made clear that at the discretion of the Company and its determination, various systems of the Project systems and various services of the management and maintenance services will not be provided and will not be performed in hours that are not regular working hours (8 A.M. to 6 P.M.) on weekdays and 8 A.M. to 1 P.M. on Fridays and festival eves). Should the Tenant request the operation of some of these systems or to receive a Company service during hours that are not the aforesaid hours, then, if the Company is willing to comply with the Tenant's request, the Tenant shall be required to make a special payment to the Company for such, in accordance with a tariff that the Company may set from time to time. Such service and the operation of systems as stated shall be considered to be a special service to the Tenant.

     4.16 The Tenant takes note of the fact that is possible that from time to time, intentionally or unintentionally, as a result of the services of the Management Company or as a result of some other factor, there may be the suspensions, disruptions, delays, and malfunctions in anything associated with the supply of electricity, water, generators, elevators, air-conditioning, maintenance services, security, and anything else associated with the Company's services. The Tenant undertakes not to demand any compensation or indemnification from the Company (and/or from the Owner) on account of such and shall not demand any restitution or compensation on their account. The Company affirms that it will act to the best of its ability to take all reasonable steps that may be required, to the extent possible, to prevent and limit malfunctions as stated.

5.   OBLIGATIONS OF THE TENANT

     The Tenant hereby commits itself vis-a-vis the Company, in addition to all other obligations under the contract, as follows:

     5.1 Not to commission services enumerated in this contract from any party other than the Company and not to receive the services enumerated in this contract from any party other than the Company; and this both in everything associated with the area of the units as well as in everything associated with the other areas of the project and everything associated with any of the system in the Tenant's unit and Project systems; all in accordance with the provisions of sections 3.4 and 3.5 above.

     5.2 To refrain from any act of commission or omission that is likely to interfere with the Company's ability to meet its obligations under this contract or under management contracts signed with other parties, and to refrain from any act of commission or omission that is likely to interfere with the Company's ability to provide any service of the services under this contract. The Tenant further undertakes to abide by the provisions of the project bylaws that may be determined by the Company (and as they may be amended from time to time); the Tenant undertakes not to place installations, equipment, trash, crates, or any other object outside the area of the Tenant's unit and not to put up any signs whatsoever that have not been approved by the Company; the Tenant further undertakes to cooperate with the Company and its representatives in every matter associated with the services of the Company and to comply with their requests.

     5.3 To permit the Company and anyone referred by it enter the Tenant's unit during working hours (or at other times if so agreed by the parties) in order to provide any of the services under this agreement (and this both with regard to services that the management company must provide to the Tenant or some other tenant in the project as well as with regard to services that related to the Project and public areas, including roofs and outside walls).

     5.4 To pay to the Company its "contributory share" in the "expenditures of the Company" on the dates and in the amounts stipulated in section 6 below and anywhere else in the contract. It is agreed that this obligation of the Tenant's is absolute and unaffected if it does not actually occupy the "tenant's unit" or does not use it or the public areas or the Project systems or any part thereof or if it does not benefit from the services of the Company or does not receive them for any reason whatsoever.

     5.5 To deposit with the Company a bank guarantee as security for payment of the contributory share by the Tenant, in accordance with section
          6.6 below.

     5.6 The Tenant undertakes to pay to the Company the remuneration to which it is entitled under this contract with regard to any service that the Company may provide to the Tenant or with relation to its unit. The remuneration shall be paid to the Company at a time to be determined by the Company.

     5.7 To pay to the Company Value Added Tax in addition to any payment that it must make to the Company under the agreement.

     5.8 The Tenant confirms and agrees that the Company (or someone designated by it) shall constitute the "house committee" if the project or some part thereof is registered as a condominium.

6.   CONTRIBUTORY SHARE IN THE EXPENDITURES OF THE COMPANY

     6.1 In the present section and in the present contract the following terms shall have the meaning as indicated:

          "EXISTING UNITS" - All of the units (including the Tenant's unit) that already existed in the Project and in any part thereof at the time of the provision of management and maintenance services by the Company under the present contract, which are units in which all work has been completed and they are fit for operation for their intended purpose, even if they have not yet been occupied. This does not however include the parking facilities in the project and does not include the Management Company areas and public areas.

          By way of sound practice it is hereby made plain and agreed that an "existing unit" that has not yet been leased out by the Owner as well as an "existing unit" that has been vacated by its lessee or tenant (other than the Owner) shall not be considered to be an "existing unit" or one of the "existing units," and no contributory share shall be paid on account of such a unit and the "proportional share" as stipulated below shall be computed without this unit. However, if as a result of the nonleasing by the Owner or as the result of the vacating of the unit or units by their tenants or occupiers (other than the Owner) the area of "existing units" falls below 75% of the total area of the units that were fit to be included as "existing units" were it not for the nonleasing or vacating thereof, the Owner shall pay the contributory share in the expenditures of the company (as stipulated below) on account of areas to make up the 75% (seventy-five percent) stated above. The Owner shall not be responsible for any contributory share in the event that the area of the "existing units" (without units that have not yet been leased or have been vacated as stated) exceeds 75% of the area of the units that are fit to be included as existing units.

          "ACTUAL EXPENDITURES" - All expenditures without exception made by the Company, including those associated with the provision of mandatory services and optional services, whether fixed or variable, as well as all expenditures made by the Company on account of the areas of the covered parking facilities in the project (Buildings B and C) and on account of their operation; without detracting from the stated provisions, it is agreed that "actual expenditures" shall be also and include the salaries of its employees who are associated with the provision of the services (and including social benefits and ancillary conditions), payments to contractors and subcontractors, outlays for the purchase of materials, equipment, facilities, and media (including the overhaul and/or replacement of equipment, facilities, and accessories as needed), all as may be required in order to provide management and maintenance services as well as outlays to lease and maintain the Company's office and storerooms in the Project, financing costs (including on account of the services, on account of the equipment, and on account of fixed assets), depreciation and [translated as written] on equipment and facilities, motor vehicle maintenance, insurance, payments under deductible clauses, payment of taxes, municipal rates, and other mandatory payments that relate to the public areas, the covered parking facilities, the Management Company areas, and Company services (excluding taxes and mandatory payments on Company profits), as well as a closed reserve fund for the overhaul and/or replacement of equipment, facilities, and accessories, as well as the fees of the accountant and bookkeepers (who audit and maintain the Company's books and the accounts that will be submitted to the holders of the units), as well as general administrative expenditures and the like, legal expense, and fees to attorneys and other service providers. "Actual expenditures" shall also include future obligations of the Company related to any matter enumerated above.

          "PROPORTIONAL SHARE" - A share to be computed on the basis of the ratio between the area of the Tenant's unit and the overall area of all the "existing units" at that time in the project and every part thereof. The area of the Tenant's unit and the overall area of all the existing units are computed according to the key determined by the Owner and that will be displayed in the offices of the Management Company.

          "EXPENDITURES OF THE COMPANY"" - means the Actual Expenditures plus 15% of the Actual Expenditures.

     6.2 The Tenant undertakes to pay the Company its share of the "expenditures of the Company"; this shall be the proportional share (based on the "Tenant's unit") of the "expenditures of the Company" (above and hereinafter "the contributory share"). The Tenant undertakes to pay the Company its contributory share starting on 1 March 2000 and to continue paying it until the day on which it actually restores possession of the Tenant's unit to the Owner, in the manner and method stipulated in the tenancy agreement between the Tenant and the Owner.

     6.3 The Tenant shall pay its contributory share in the "expenditures of the Company" in quarterly payments, every three months in advance. The Company shall determine from time to time a realistic and cautious estimate of the anticipated "expenditures of the Company" (hereinafter "the estimate"), and the quarterly payments will be set provisionally on the basis of this estimate.

          It is agreed that these payments shall be made each year on the first day of the months of January, April, July, and October.

     6.4 From time to time (but at least once a year) the Company will examine the actual expenditures really made vis-a-vis the estimate and draw up an "updated expenditure report" for the period of the estimate. Should it become clear that the estimate was lower than its real expenditures (as presented in the updated expenditures report), it will send the Tenant a bill to cover the difference; the Tenant undertakes to pay this bill to the Company on the first date thereafter stipulated for the payment of the quarterly contributory share.

          Should it become apparent from the updated expenditures report that the quarterly payments (under section 6.3) were greater than the amount that the Tenant should have paid, the Tenant's account with the Company will be credited as of the first day thereafter stipulated for the payment of the quarterly contributory share.

     6.5 To the differentials according to section 6.4 above will be added linkage differentials to the Consumer Price Index, to be computed with regard to each month in the period covered by the "updated expenditures report."

     6.6 To guarantee payment of the contributory share in the "expenditures of the Company," the Tenant conveys to the Company an independent bank guarantee in the amount of NIS 29,000 (twenty-nine thousand New Israeli Sheqels) (including 17% Value Added Tax). The guarantee shall be index-linked (base index 106.8 points, published on 15 November
          1999). The guarantee shall be phrased as in the sample in Appendix E to the Tenant's tenancy agreement with the Owner.

          The Tenant undertakes not to take any step whatsoever to hinder the ability of the Company to cash the bank guarantee.

          The Tenant undertakes that the Company will always be in possession of a bank guarantee of the stated type and in the event that the Company cashes the guarantee in its possession, or any part thereof, the Tenant undertakes to make up the amount of the guarantee or to provide a new bank guarantee as stated.

     6.7 It is agreed that the Company alone shall be entitled to any income or any revenue that the Company may have other than in relation to the provision of mandatory services (section 3.1 above) and other than in relation to the optional services (section 3.2 above). Any revenue or income as stated shall not be offset against the Actual Expenditures.

     6.8 It is agreed that the provisions of the present contract in general and the provisions of the present section 6 in particular shall always be interpreted in such fashion that there will not be imposed on the Company any input or cost with relation to its services under the present contract and that all its expenditures plus 15% as stated will be covered by the tenants (including the Owner if it is in possession of an existing unit on account of which it is obligated to bear a "contributory share" as stated in section 6.1 (second paragraph of the definition of "existing units").

     6.9 In the event of any ambiguity or disagreement concerning the assignment of any service or expenditure, the service and expenditure shall be included as "actual expenditures."

7.   BOOKKEEPING

     7.1 The Company undertakes to maintain separate books of account relating to "actual expenditures," its services, and its activities in the project. The Company will also maintain a ledger card for each unit in the project. The books of account will be audited and approved by an accountant to be designated by the Company for this purpose.

     7.2 In accordance with arrangements to be determined by the Company, the Tenant will be entitled to receive from the Company and the accountant explanations about everything related to the books of account and documents that relate to the "actual expenditures."

8.   DELINQUENCY AND LINKAGE

     8.1 Without detracting from any right that the Company may have under this contract and any legal provision on account of breach of the contract, it is agreed that any case in which the Tenant is delinquent in payment of any sum that it owes to the Company under the present contract, the Tenant shall pay to the Company that amount linked to the index, as stipulated in the present contract (and if with regard to the sum there is no base index, the "base index" for this amount shall be the known index on the day when the Tenant was supposed to have paid the amount), plus arrears index at a rate that is twice the interest rate (including fees and expenses) charged by Bank Hapoalim, Ltd., (Main Tel Aviv branch) on authorized overdraft (hahad) accounts for nonpreferred customers,, with this arrears interest being computed by the method and manner whereby Bank Hapoalim, Ltd., computes during the period of the arrears (including compound interest).

     8.2 The Company reserves the right to stipulate that the amount in arrears will be paid plus linkage differentials and 12% annual interest (it too index linked), instead of the interest stipulated in section 8.1 above.

     8.3 In the present contract, "indexation" means linkage to the Consumer Price Index published by the Central Bureau of Statistics and Economic Research. The computation of linkage according to the present contract shall be made according to the "known index."

     8.4 Revenues from arrears interest or linkage (sections 8.1 and 8.2 above) shall not be offset against the amount of the "actual expenditures."

9.   MISCELLANEOUS

     9.1 A Tenant who has rights of possession (lessee or sublessee) in a unit in the "buildings" shall not be entitled to transfer its rights in the unit unless it has paid all its debts on account of the contributory share in the "expenditures of the Company" and on condition that the party that receives its rights conclude a management contract with the Company. The management contract, in this case, will be recorded in the land registry office as a condition of the lease.

     9.2 The Tenant affirms that in the event that it violates terms of the present contract it will be considered to have violated its agreement with the Owner and gives an irrevocable instruction to the Owner to act according to the provisions of that agreement that deal with breach of the agreement (including cashing of guarantees and cancellation of the agreement).

     9.3 With the signing of this management contract the Owner is seen to have carried out all of its obligations vis-a-vis the Tenant in everything associated with management and maintenance of the Project. It is further agreed that in everything connected with management, maintenance, and the provision of services under the tenancy agreement only the provisions of the present contract shall apply and only with regard to the Tenant and the Company.

     9.4 The Company is entitled to transfer its liabilities and rights under this management contract to another party to be determined by the Owner and is entitled to meet its obligations (in a whole or in part) by means of contractors and by means of outside service providers.

     9.5 Deposits and funds belonging to the Tenant that may be held by the Company, if any, shall not be included in the system of accounts under section 7.1 above. Income and expenditures related to such deposits and funds shall be at the responsibility or to the credit of the company along.

     9.6 It is agreed that the Company is entitled to require the Tenant to make any repair in the Tenant's unit and any repair of a system or installation associated with its unit or associated with particular units including the Tenant's unit; the Company is further entitled to determine that it will perform the required repairs as stated at its own initiative and without the separate consent of the Tenant. Every service of this sort by the Company shall be deemed vis-a-vis the Tenant to be a service provided to it on a private basis and at its commission, and the Tenant shall be obligated to pay the Company on demand the rate (or price) of the repair.

     9.7 With the approval of the Owner, the Company is entitled to determine that the costs and expenditures related to the covered parking facilities, in whole or in part, will not be included in the "actual expenditures." The Tenant shall not, however, be entitled to impose this upon the Company in any fashion whatsoever.

10.  INSURANCE

     The Company undertakes to take out insurance as stated in section 3.1.4 and to take out each one of the policies listed below and in accordance with the following provisions:

     10.1 The Company will take out the "Company insurance" as detailed in section 11 (and in Appendix E) to the tenancy agreement.

          To avoid any doubt it is made plain that the Tenant will take out the insurance required of it in section 11 of the tenancy agreement.

     10.2 To take out additional insurance at the discretion of the Company and to reduce such insurance or a portion thereof at the discretion of the Company.

     10.3 Insurance premiums and every other outlay that the Company and Owner may have in connection with the "Company insurance" (under Appendix E to the tenancy agreement) and in connection with other insurance taken out by the Company and/or by the Owner shall be considered to be "actual expenditures" for the purposes of section 6 above.

11.  ADDRESSES AND NOTIFICATIONS

     The Company's address for any matter related to this management contract is the management office in the project.

     The Tenant's address is the Tenant's unit.

     Any notice from one party to the other sent by registered mail shall be considered to have reached its address within 72 hours of its conveyance for delivery by registered mail, and a written notice delivered by hand shall be considered to have reached its destination 24 hours after its delivery.

12.  SPECIAL REMEDY IN THE EVENT OF A BREACH OF AGREEMENT BY THE TENANT

     In addition to every right available to the Owner and the Company, it is agreed that in the event of a breach of contract by the Tenant the Company shall be entitled to suspend the provision of its services to the Tenant, in a whole or in part, without thereby detracting from the obligation of the Tenant to continue to pay its contributory share in the expenditures of the Company. In the context of this suspension of service the Company will be entitled to deny the Tenant use of portions of the public areas, including elevators, stairwells, air-conditioning, lighting, and more.

13.  TERM OF THE AGREEMENT

     The present contract takes effect on the date of its signing by the parties and shall remain in effect as long as the Tenant is a lessee or sublessee of its unit. In the case that the Tenant is leasing the unit from the Owner, the present contract shall remain in effect as long as the Tenant retains possession of the Tenant's unit or as long as the lease remains in effect (which ever is later).

     The Company shall return to the Tenant the bank guarantees or any sum that may remain in the hands of Company after it has been cashed only after the Tenant has paid off all debts to the Company, including its debts until the end of the contract term that may be discovered later with the determination of its real actual expenditures (according to the first paragraph of section 6.4 above).

14. Notwithstanding what may be stated anywhere in the contract or the tenancy agreement, the Tenant shall not be entitled to offset any obligation that it may have vis-a-vis the Company or vis-a-vis the Owner against any obligation or debt that the Company or the Owner may have vis-a-vis the Tenant under the contract and/or under any contract or other obligation in general and under the tenancy agreement in particular. The Tenant's obligation under this management contract is independent and absolute and the Tenant shall be obligated to satisfy them unconditionally, and there shall be no reduction thereof for any cause whatsoever even if the Tenant has financial or other rights vis-a-vis the Owner or vis-a-vis the Company or vis-a-vis other parties on account of any matter including on account of the contract, on account of the tenancy agreement, on account of the project, or anything related thereto.

15. The Company affirms that it has read the tenancy agreement and agrees with its provisions.


IN WITNESS WHEREOF THE PARTIES HAVE AFFIXED THEIR SIGNATURES, TODAY, 13 DECEMBER 1999, IN JERUSALEM.

[company stamp:                      [company stamp:
Park Meir Management Company Ltd.]   BRT Biopharmaceuticals Ltd.]
[signatures:  ?? & ??]               [signatures:  Moshe Laster & Ira Weinstein]

           THE COMPANY                            THE TENANT


[Writ of guarantee crossed out and not translated]

Name:  BRT
Address:

[added by hand] copy

To:
Bank Leumi le-Israel Ltd.
Branch:  Mahane Yehuda

                                                                  Date: 15/12/99

[stamp:  Bank Leumi Le-Israel Ltd.
Business Branch - Mahane Yehuda, Jerusalem
15-12-1999
913 RECEIVED 913]
                        Re: REQUEST TO ISSUE A GUARANTEE

Please issue a guarantee/obligation (hereinafter "the guarantee") in accordance with the following form and details:

1. Name of beneficiary: Har Hotzvim Properties Ltd. (indicate the name of the person or corporation that will be the beneficiary of the guarantee)

2.   Address of the beneficiary

3.   Amount of the guarantee:  29,000--

4. Name of maker: BRT Biopharmaceuticals Ltd. (indicate the name of the person or corporation on whose behalf the guarantee will be issued)

5.   With reference to:  compliance with a management contract

6. Validity of the guarantee: 31/3/2001 (indicate the date to be inscribed on the guarantee as the last date for reception of the demand by the bank)

7.   Indexation terms:  Consumer Price Index 10/99

8.   Remarks:

The commission for the guarantee shall be at the rate of 2.6% per annum of the amount of the guarantee (including interest, indexation differentials, or exchange-rate differentials, if any) but in no case less than the sum of NIS___*.

Please debit thereupon our account with your number 121600/19.

In addition, we are aware that we will be charged a commission for drafting documents in the amount of NIS 100.

What is stated in the obligation we have signed for you with relation to the issuance of the guarantee and/or indemnity by you shall also apply to the above the guarantee (and to extensions of its validity if any).

*minimum commission as this appears in the list of commissions.

[company stamp:  Park Meir Management Co. Ltd.]   [signature] IRA WEINSTEIN
                                                  [company stamp:  BRT
                                                     Biopharmaceuticals Ltd.}

                                                          Customer's Signature

--------------------------------------------------------------------------------
For use by the branch

Guarantee No.              File No. _____

Total obligo in guarantees _______  Approval by branch management ________

Securities offered ________         Approval by district management, dated _____

Remember that the customer must sign (on the copy of the guarantee that remains in the branch) the guarantee document.

 [Protocol of a Meeting of the Board of Directors - in English, not translated]

             SPECIAL APPENDIX TO THE TENANCY AGREEMENT/REMEASUREMENT

LEASED PREMISES:  UNIT NO. _____

LESSOR:           HAR HOTZVIM PROPERTIES LTD.

LESSEE:           BRT BIOPHARMACEUTICALS LTD.

1.   In everything related to the area of the leased premises, as stated in section 1.2.4 of the tenancy agreement signed by the parties, the parties agree that after conveyance of possession of the leased premises the lessor will perform a measurement of the net area of the leased premises.

2. The "net area of the leased premises" means: the area of the leased premises including the entire area of the leased premises enclosed by the outside walls of the eased premises, including the area of the cross-section of the outside walls of the building and including the area of the cross section of the outside wall of the leased premises located in the interior of the building; but an outside wall shared with other leased premises (and only other leased premises) shall be computed at one-half of the area of its cross section. (The term "cross section" refers to a horizontal cross section at the level of the floor.)

     The "net area of the leased premises" shall be the basis for the computation of the agreed area of the leased premises for the purpose of the tenancy agreement and for the purpose of section 1.2.4 of the tenancy agreement.

     It is agreed that the "gross area of the leased premises"--namely, the area that will be computed as the agreed area of the leased premises for the purpose of the tenancy agreement, shall be that area such that subtracting 18% from it yields an area equal to the "net area of the leased premises."

     For example: if the "net area of the leased premises" is 1,230 square meters, then the "gross area of the leased premises" is 1,500 square meters.

3. "The gross area of the leased premises" obtained through the computation in this special appendix shall be the agreed-upon area that shall be considered to be included in section 1.2.4 of the tenancy agreement; and this in-place of the area currently stated in the tenancy agreement.

4. The amounts of the monthly rent as well as the amounts of the promissory notes in the tenancy agreement shall be modified in accordance with the change in the "gross area of the leased premises" and in proportional fashion.

5. The lessee undertakes to convey to the lessor new promissory notes according to the principles of the tenancy agreement, in their new value, should it become apparent that there is a change in the "gross area of the leased premises" as stated above. This provision is a principal condition of the tenancy agreement.

     Until the lessee conveys to the lessor new promissory notes as stated, the lessor shall present for payment the promissory notes in its possession at that time and the lessee shall have no right to protest.

6. Following the measurement and modification of the "gross area of the leased premises" as stated, if there is one, the lessor shall issue written notification to the lessee concerning the amendment of the relevant sections in the tenancy agreement, and this notice by the lessor shall bind the parties and shall be an integral and binding part of the tenancy agreement.

7. The lessee reserves the right to challenge, within one month, a notification by the lessor under section 6 above, in the form of the submission of a competing measurement of the "net area of the leased premises" performed (at the lessee's expense) by a qualified surveyor. The dispute shall be resolved by the surveyor on behalf of the lessor and the surveyor on behalf of the lessee (each party shall bear the costs and fee of its surveyor); and in accordance with the ruling on the disagreement a new notification (according to section 6) shall be issued by the lessor. As long as the dispute has not been resolved, the original notice by the lessor under section 6 above shall continue to apply.

8.   This special appendix is an integral part of the tenancy agreement.


IN WITNESS WHEREOF THE PARTIES HAVE AFFIXED THEIR SIGNATURES

TODAY, 13 DECEMBER 1999, IN JERUSALEM

[company stamp:                            [signature:]
Har Hotzvim Properties, Ltd.]
[signatures:  ?? & ??]

            LESSOR                                    LESSEE

                                  APPENDIX A-1

[captions]

Building A                   Building C                     Building D

                             Building B

Boundary                                                          Boundary
of the lot                                                        of the lot

                          APPENDIX A-2 [ADDED BY HAND]

[captions]

                   Area 368 sq. m.           Area 353 sq. m.


                   Area 400.2 sq. m.         Area 406 sq. m.

                                                             Our reference: 2050
                                                                      Appendix B

                                  TENANT AREAS

1.   FLOOR:

     o    Finish:  smooth concrete

     o Height of industrial story about 4.60 meters (from concrete floor to concrete ceiling). Not relevant for Emultek

     o Height of office story about 3.60 meters (from concrete floor to concrete ceiling)

     o    Maximum load capacity of floor - 630 kg/square meter

2.   SHELL WALLS:

     o Outside walls of concrete block and/or curtain walls, ready for plastering by lessee

     o Outside walls finished in dressed stone and/or aluminum, depending on architect's plans

3.   CENTRAL AIR-CONDITIONING UNIT:

     o air-conditioning system for entire building based on chilled water unit with air condenser

     o Chilled water supplied to coilpipe bellows units and air treatment units

     o Boiler room--heating energy center will provide hot water to heat the system

     o Four-pipe air-conditioning system--two pipes for cold water and two pipes for hot water

     o All air-conditioning installations in the leased premises (planning and implementation) will be handled by the Tenant and will include connection to the cold and hot water lines located in the public central shaft.

     o    The plans must be approved by the lessor before the start of work.

     o    The lessee will have the air-conditioning work done by Calorit Ltd.

     o Clean air for the coilpipe bellows units will be provided to the Tenant from the existing conduit in the floor shaft.

     o Exhaust from lavatories--the Tenant will hook up to the existing ventilation conduit in the central shaft.

4.   PLUMBING AND SPRINKLER SYSTEM:

     o All sanitary systems will rely on gravity flow except for the floor of the lower basement.

     o Infrastructure for vertical wastewater pipes exists alongside some of the pillars in the leased premises areas on each floor, as marked in the blueprints.

     o There are also sumps (at locations marked on the sketch) for air-conditioning drainage.

     o    The water supply system is based on the municipal system.

     o There are water lines on each floor in the public shafts. The lessee will hook up to these lines.

     o There are water reservoirs in the central shafts for the sprinklers and hydrants only--hook-up by the lessee.

     o The main water lines are alongside the central shafts with infrastructure for water meters--hook-up by the lessee.

     o The lessee will be responsible for having the plumbing and sprinkler system work done by Calorit Ltd.

     o Sprinklers--the main line for the sprinklers is in the central shaft; the lessee will hook up to this line.

5.   ELECTRICITY:

     o The electrical system is based on the Electric Company's network of distribution cables throughout the building. On each floor, in the central core, there is a cabinet of the appropriate size for installing electric meters for the tenants. Hook-up by the lessee.

     o Every lessee will have its own hook-up to the Electric Company and will sign a contract with the Electric Company and have a meter installed.

     o The capacity of the hook-up allocated to the lessee is 0.25 amperes per square meter; if the lessee wishes to increase this it must bear the added expense.

     o The lessee will have the electrical work in the leased premises performed by Sharon Ltd. The work for which the lessee is responsible will include, inter alia, the connection as far as the meter that will be installed in the central shaft.

6.   MISCELLANEOUS:

     a.   All plans must be approved by the lessor before the start of work.

     b. The facades of leased premises that face public areas must be approved by the architect.

     c. Plans for the internal division of space drawn up by the lessee must meet the demands of standards, including safety standards.

                                          Appendix B (continued) [added by hand]

       Work to be performed by the lessor in the office area of the lessee
                                [added by hand]


                  TECHNICAL SPECIFICATION FOR THE TENANT'S AREA

We shall make the following modifications to the leased premises.

a.   Floor:  fire-resistant carpeting at a base price of $12 per square meter

b.   Rando Fisher 6 x 60 acoustic ceiling--base price, $4 per square meter

c.   Plaster walls including 2" insulation

d.   Decorel doors with honeycomb fill and Fournir veneer--up to 20 units

e.   Walls--Superacril white paint

f.   Lavatories--minimum standard

g.   Kitchenette--three meters long, with marble countertop and sink

h.   Installation of sprinkler system

i.   Electricity - 2 x 36 W parabolic lighting fixtures
     3 x 160A main electric panel
     50 electric outlets and infrastructure for 25 computer/telephone outlets

j. air-conditioning--hook up to central system in accordance with plans as provided by the air-conditioning consultant for the building

                                          Appendix B (continued) [added by hand]

              TECHNICAL SPECIFICATION FOR BUILDING B - PUBLIC AREAS

1.   STAIRWELLS:

     o    Marble flooring

     o    Stone and plaster walls

2.   FOYER ON FLOOR:

     o    Marble flooring and wall paneling

     o    Metal and/or wood cabinets

     o Mineral and/or metal acoustic ceilings, including recesses, and fluorescent lighting

3.   FLOOR DIMENSIONS:

     o    Terrazzo tile flooring

     o    Walls and ceiling--Tambourtex and/or Polycid paint

4.   CENTRAL SHAFTS:

     o Intended to carry systems (air-conditioning, sprinkler system, plumbing, electricity, and telecommunications). The lessee will lay the systems of the leased premises as far as the shaft. The work will be planned and carried out in coordination with and after approval by the lessor.

5.   ROOFS AND BALCONIES:

     o    Waterproofing including thermal insulation

     o    Balconies with stone and/or marble paving

6.   OUTSIDE SHELL:

     o Combination of concrete walls including dressed stone facing and thermal insulation with a total thickness of about 30 cm and glass and aluminum curtain walls according to architect's plans

7.   PARKING FACILITIES:

     o    Smooth concrete floor

     o    Full parking facility illumination

     o Fire extinguisher and hydrant system in accordance with safety requirements

8.   DEVELOPMENT:

     o    Asphalt pavement combined with another material such as tiled stones

     o    Central trash facility

     o Outside lighting in accordance with specifications of electrical consultant

     o Loading and unloading bays on first and second stories (Building B only)

9.   CENTRAL ENERGY SYSTEMS:

     o There is infrastructure in shafts for the lessee to hook up to the public systems (hook up to main sprinkler system, air-conditioning and heating lines)

     o    Central air-conditioning system (chillers) on roof of structure

     o    Emergency generator to backup public grid

     o    Central monitoring system to control public facilities

10.  ELEVATORS:

     o Two elevators in each core--passenger elevator and dual use (passenger/freight) elevator

     o    Elevator cabin finished as determined by architect

                   SPECIMEN [superimposed on document by hand]

                                                      Appendix D [added by hand]
                                                     Promissory note No. _______

                          INDEX-LINKED PROMISSORY NOTE

             Executed on the _____day of the month of _____, 199__.

1. On the 01 day of the month of July, in the year 2000, we promise to pay to the order of Har Hotzvim Properties Ltd. (hereinafter "Har Hotzvim Properties"), corporation No. 51-168405-2, of 27 Hamered St. Tel Aviv, the sum of 64,449 new sheqels (sixty-four thousand four hundred forty-nine sheqels), linked (hereinafter together--"the amount"), as detailed below:

2. The amount shall be linked to the Consumer Price Index (including fruits and vegetables) published from time to time by the Central Bureau of Statistics and Economic Research. The "base index" for this note is 106.8 index for 10/99 and the "determining index" is the index that will be known on the actual day of payment of the note.

3. If on the day of payment of this note the (new) determining index is higher than the base index, we shall pay Har Hotzvim Properties the amount of the note augmented proportionally to the rise in the "new" determining index as against the base index (hereinafter "linkage differentials"). To avoid all doubt it is hereby made clear that in any case the amount will not be reduced in the event that the "new" determining index is lower than the base index.

4. If on the day of payment of this note there exists an obligation to pay Value Added Tax at its legal rate, the amount as defined in section I of this note above shall be supplemented by an additional amount on account of the Value Added Tax, plus linkage differentials on its account as well. In order to avoid all doubt we agree and affirm that the amount of Value Added Tax will be levied on the amount including the supplement on account of linkage differentials.

5. We exempt the holder(s) of this note from any obligation of presentation and/or dispatch of and warnings or notices whatsoever.

                                Place of payment:

Bank:  10 Leumi                           Branch:  913 Mahane Yehuda
account 121600/19

                      Signatures of Executors of the Note:

Name:  BRT Biopharmaceuticals Ltd.        Name:
ID number:  51-285095-9                   ID number:
Address:  216 Jaffa Road, Jerusalem       Address:
             name and place address                 name and place address
Workplace:                                Workplace:
X Signature                               X Signature

We the undersigned guarantee, individually and collectively, the payment of this note by the signatories. This guarantee shall not be affected adversely by the grant of an extension or discounts to the signatories and/or to any guarantor and/or to any endorser of this note. We individually and collectively hereby waive any right to assert a claim of expiration or any other claim in connection with this note, inter alia under the provisions of the Notes Ordinance and in addition we hereby exempt the holder(s) of this note from any need to present and/or send any warnings or notices whatsoever.

                            Signatures of Guarantors:

Name:                                     Name:
ID number:                                ID number:
Address:                                  Address:
             name and place address                 name and place address
Workplace:                                Workplace:
X Signature                               X Signature

Name:  BRT
Address:

                        [stamp: Bank Leumi Le-Israel Ltd.
                   Business Branch - Mahane Yehuda, Jerusalem
                                   15-12-1999
                                913 RECEIVED 913]

To:
Bank Leumi le-Israel Ltd.
Branch:  Mahane Yehuda

                                                                   Date 15/12/99

                        Re: REQUEST TO ISSUE A GUARANTEE

Please issue a guarantee/obligation (hereinafter "the guarantee") in accordance with the following form and details:

1. Name of beneficiary: Har Hotzvim Properties Ltd. (indicate the name of the person or corporation that will be the beneficiary of the guarantee)

2.   Address of the beneficiary

3.   Amount of the guarantee:  122,000--

4. Name of maker: BRT Biopharmaceuticals Ltd. (indicate the name of the person or corporation on whose behalf the guarantee will be issued)

5.   With reference to:  compliance with a tenancy contract

6. Validity of the guarantee: 31/3/2001 (indicate the date to be inscribed on the guarantee as the last date for reception of the demand by the bank)

7.   Indexation terms:  Consumer Price Index 10/99

8.   Remarks:

The commission for the guarantee shall be at the rate of 2.6% per annum of the amount of the guarantee (including interest, indexation differentials, or exchange-rate differentials, if any) but in no case less than the sum of NIS
___*.

Please debit thereupon our account with you number 121600/19.

In addition, we are aware that we will be charged a commission for drafting documents in the amount of NIS 350.

What is stated in the obligation we have signed for you with relation to the issuance of the guarantee and/or indemnity by you shall also apply to the above the guarantee (and to extensions of its validity if any).

*minimum commission as this appears in the list of commissions.

[company stamp:  Har Hotzvim Properties, Ltd.]    [signature} IRA WEINSTEIN
                                                  [company stamp:  BRT
                                                      Biopharmaceuticals Ltd.]

                                                         Customer's Signature

--------------------------------------------------------------------------------
For use by the branch

Guarantee No.     File No. _____

Total obligo in guarantees _______  Approval by branch management ________

Securities offered ________         Approval by district management, dated _____

Remember that the customer must sign (on the copy of the guarantee that remains in the branch) the guarantee document.

                          BRT BIOPHARMACEUTICALS, LTD.
               216 JAFFA ROAD, SHA'AREI HA'IR - JERUSALEM - 94383
                    Phone: 972-2-5374997 - Fax: 972-2-5375098


[stamp:  Bank Leumi Le-Israel Ltd.
Business Branch - Mahane Yehuda, Jerusalem
15-12-1999
913 RECEIVED 913]

14 December 1999

To:
Bank Leumi
Mahane Yehuda Branch
Jerusalem

Dear Sirs and Mesdames,
               Re:  promissory notes to the order of Har Hotzvim Properties Ltd.

Enclosed please find a list of the promissory notes that we have conveyed to the Har Hotzvim Co., Ltd., on account of a tenancy agreement. We hereby give you an irrevocable instruction to honor these notes on the date fixed for their payment and to pay them from our account number 121600/19 maintained at your branch.

Sincerely,

[signature] Ira Weinstein
[signature] Moshe Laster

                          BRT BIOPHARMACEUTICALS, LTD.
               216 JAFFA ROAD, SHA'AREI HA'IR - JERUSALEM - 94383
                    Phone: 972-2-5374997 - Fax: 972-2-5375098


Promissory notes to be honored:

NUMBER             DATE                          AMOUNT (INDEX LINKED)
1                  1 October 2000                     NIS 66,141
2                  1 January 2001                     NIS 66,141
3                  1 April 2001                       NIS 66,141
4                  1 July 2001                        NIS 66,141
5                  1 October 2001                     NIS 66,141
6                  1 January 2002                     NIS 66,141
7                  1 April 2002                       NIS 66,141
8                  1 July 2002                        NIS 66,141
9                  1 October 2002                     NIS 66,141
10                 1 January 2003                     NIS 66,141
11                 1 April 2003                       NIS 66,141
12                 1 July 2003                        NIS 66,141
13                 1 October 2003                     NIS 66,141
14                 1 January 2004                     NIS 44,094

                         APPENDIX E TO TENANCY AGREEMENT

Between: Har Hotzvim Properties Ltd. ("the lessor")

And:     BRT Biopharmaceuticals Ltd. ("the lessee")


                                    INSURANCE

1. This appendix constitutes an integral part of the tenancy agreement between the lessor and the lessee that was signed with regard to the leased premises that are unit No. B/3/101 in Building B in the Ramot Meir project, Har Hotzvim, Jerusalem.

2. The lessee undertakes to take out and maintain the insurance detailed in the provisions of this appendix and undertakes to abide by all of the obligations imposed on it by the various provisions of this appendix, and as follows:

     2.1 Before the date of the handover of possession of the leased premises and/or before the date of the granting of permission and as a condition for receiving permission to carry out work in the leased premises and/or before the starting date of any work whatsoever in the leased premises by the lessee and/or on its behalf and/or for its benefit--whichever of these three may be earliest--the lessee undertakes to take out and maintain "construction work insurance" as enumerated in Appendix E-1 (attached to the present Appendix E as part thereof) at its own expense with a legally certified insurance company that has a reputation in Israel, concerning all work to be performed by it and/or on its behalf and/or for its benefit in the leased premises, including equipment, systems, and machines that will be used for the lessee's business as well as repairs, renovations, improvements, modifications, and additions that may be made to the leased premises.

     2.2 Without a need for any request or application by the lessor and/or the management company, the lessee undertakes to convey to the lessor no later than the date of the handover of possession of the leased premises or the date of the start of any work whatsoever in the leased premises, whichever of these two may be earlier, confirmation that it has taken out construction insurance, on the model of the "construction insurance certification" attached to the present appendix and labeled Appendix E-1, signed in due legal form by the insurer. The lessee and the lessor and/or the management company shall be entitled to prevent the lessee from carrying out work in the leased premises and/or handling over possession of the leased premises in the event that the said confirmation has not been presented before the said date.

     2.3 Without detracting from the liability and obligations of the lessee under this tenancy agreement and the present Appendix E and under the management contract and/or according to law, from the date of the introduction of any property and/or belongings whatsoever to the leased premises or from the date of the start of the term of the lease and/or from the date of the handover of possession of the leased premises (whichever is earliest), the lessee undertakes to purchase at its own expense and to maintain throughout the entire period of the lease the insurance detailed in the "certification of tenant insurance" attached to the present Appendix E as part thereof and designated Appendix E-2 (hereinafter "tenant insurance").

     2.4 The lessee undertakes to update the amount of the coverage on account of the insurance stated in the "certification of tenant insurance" from time to time so that it always reflects the full value, at replacement value, of the property insured thereunder.

     2.5 Without a need for any request or application by the lessor and/or the management company, the lessee undertakes to convey to the lessor and/or the management company, no later than the date of the start of the lease or the date of the introduction of any property whatsoever to the leased premises, whichever of these two may be earlier, confirmation that it has taken out insurance on the leased premises on the model of the "certification of tenant insurance" attached to the present appendix and labeled Appendix E-2, signed in due legal form by the insurer. The lessee states that it is aware that presentation of the said "certification of tenant insurance" is a necessary and prerequisite condition for the start of any activity by the lessee in the leased premises and/or the introduction of any property whatsoever to the leased premises as stated above, and the lessor and/or the management company shall be entitled to prevent the lessee from conducting any activity in the leased premises and/or introducing any property as stated in the case that the said certification is not submitted to it before the date stipulated above.

     2.6 To avoid any misunderstanding it is made clear that the failure to present the above certifications of insurance and insurance policies on the date stated above shall not detract from the obligations of the lessee under the tenancy agreement, including, and without detracting from the generality of what is stated, the execution of any payment that devolves on the lessee, and the lessee undertakes to meet all of its obligations under the tenancy agreement and management contract even if it is prevented from carrying out work and/or receiving possession of the leased premises and/or introducing property to the leased premises and/or opening its business in the leased premises, because of the failure to present the certifications on time.

     2.7 In this context it is made clear that nothing in the taking out of the above insurance by the lessee can limit or detract in any fashion whatsoever from the lessee's obligation under the tenancy agreement and management contract and shall not release it from its obligation to compensate the lessor and/or the management company or any person whatsoever on account of any damage for which the lessee is liable under the tenancy agreement and under the management contract and/or by law.

     2.8 The payment of any insurance benefits whatsoever shall have no force other than reduce the amount of indemnification or compensation to which the lessor and/or the management company may be entitled on account of damage or loss.

     2.9 No later than 14 days before the expiration of the term of the tenant insurance, the lessee undertakes to deposit with the lessor and/or the management company certification of tenant insurance as stated in section 2.5 above on account of the extension of its validity for another year.

     2.10 The lessor and/or the management company shall be entitled to examine the insurance certificates presented by the lessee as stated above and the lessee undertakes to make any change or modification that may be required in order to make them compatible with its obligations. The lessee declares and undertakes that the rights of the lessor and/or the management company to conduct this examination and demand changes as stated about do not impose upon the lessor and/or the management company or anyone on their behalf any duty or any responsibility whatsoever concerning the stated insurance certificates, their nature, their scope, and their term of validity, or concerning their absence, and nothing in them can detract from any obligation imposed on the lessee under the tenancy agreement and the management contract, and this whether or not they so requested and whether or not they so examined.

     2.11 The lessee undertakes to abide by all conditions of the policies mentioned above in the present appendix, to pay the premiums in full and on time, and to see to it and to verify that the leased premises and tenant insurance policies are renewed from time to time, as required, and remain in force throughout the term of the lease.

          Should the lessee fail to meet its obligations under this entire appendix, the lessor and/or the management company shall be entitled, but not required, to take out the insurance or some portion thereof in the place of the lessee and at its expense and/or to pay in its place any sum whatsoever, and this without detracting from the right of the lessor and/or the management company to any other remedy.

     2.12 The lessee undertakes not to perform and/or allow anyone acting on its behalf to commit any act of commission or omission that may tend to increase the insurance outlays of the lessor and or the management company and/or other lessees on account of insurance of the structure or its leased premises.

          The lessee undertakes that to the extent that the lessor and/or the management company may be required to make other insurance payments beyond the norm on account of activity by the lessee, the lessee shall pay to the lessor and/or to the management company, as appropriate, the stated supplement immediately upon receipt of the first request to do so.

3. The lessor and/or the management company shall take out the following insurance (hereinafter "Company insurance"):

     3.1 Extended fire insurance for the structures of the project. For the purposes of this section, the "structures of the project" do not include the contents of the tenant's unit and/or any addition, repair, modification, renovation, or expansion made to the tenant's unit by the lessee or someone acting on its behalf. This insurance shall include a waiver of the right of subrogation vis-a-vis the lessee, except in the case of damage caused by the lessee or by anyone acting on its behalf with malicious intent ("the tenant's unit" means "the leased premises").

     3.2 Insurance against the loss of rent at its full value on account of damage that may be caused to the leased premises and/or the project as a result of risks that are covered by the property insurance enumerated in section 3.1 above. This insurance shall include a waiver of the right of subrogation vis-a-vis the lessee, except in the case of damage caused by the lessee or by anyone acting on its behalf with malicious intent.

     3.3 Third-party liability insurance against bodily damage and/or property damage that may be caused outside the area of the units and leased premises and that is related to the operation, maintenance, and management of the public areas of the project. The insurance shall be extended to indemnify the lessee in the event that it is adjudged to be responsible for the acts of commission and/or omission of the lessor or management company and shall include a cross-liability clause.

          This insurance does not cover the separate and unique liability of the lessee for damages associated with the leased premises themselves and/or associated with the lessee and/or the content of the leased premises.

     3.4 Employers' liability insurance to cover liability of the lessor and/or the management company vis-a-vis their employees under any law. This insurance shall be extended to indemnify the lessee in the event that it is adjudged to be the employer of any of the employees of the management company and/or the lessor.

     3.5 Additional insurance at the discretion of the lessor and/or at the discretion of the management company.

Copies of the "company insurance" policies shall be on file in the offices of the management company and available for examination by tenants during regular working hours.

IN WITNESS WHEREOF THE PARTIES HAVE AFFIXED THEIR SIGNATURES

TODAY, 13 DECEMBER 1999, in JERUSALEM

[company stamp:                      [company stamp:
Har Hotzvim Properties, Ltd.]        BRT Biopharmaceuticals Ltd.]
[signatures:  ?? & ??]               [signatures:  Moshe Laster & Ira Weinstein]

              LESSOR                                       LESSEE

                                  APPENDIX E-1
          (SUBSIDIARY APPENDIX TO APPENDIX E TO THE TENANCY AGREEMENT)

Between: Har Hotzvim Properties Ltd. ("the lessor")

And:     BRT Biopharmaceuticals Ltd. ("the lessee")


                     Certification of Construction Insurance

To:
Har Hotzvim properties Ltd. (hereinafter "the lessor")
____________________(hereinafter "the management company")
____________________

Dear Sirs or Mesdames

        Re: CERTIFICATION OF THE ISSUANCE OF CONSTRUCTION WORK INSURANCE

We hereby certify that starting on 1 January 2000 and continuing until 31 March 2000 we have drawn up on behalf of BRT Biopharmaceuticals Ltd. (hereinafter "the lessee") and in its name the insurance listed below and in accordance with what is stated in section 11 and Appendix E of the tenancy agreement between you (unit ____ in Building ___ in the Ramot Meir project, Har Hotzvim, Jerusalem), as follows:

1. CONSTRUCTION INSURANCE--policy to insure work by contractors--all risks [added by hand:]
            not including break-ins

CHAPTER 1 - PROPERTY INSURANCE

The policy covers the work, including materials, equipment, installations, and everything else that may be brought to carry out the work of any type whatsoever on the property leased under the aforesaid tenancy agreement.

This insurance includes the lessor and the management company and their employees and or executives and all the contractors and subcontractors as additional beneficiaries.

Total value of the work:  $120,000

This policy includes the following extensions:   Removal of rubble in the amount
                                                 of $12,000

                                                 Adjacent property and property
                                                 being worked on in the amount
                                                 of $250,000

CHAPTER 2 - THIRD-PARTY LIABILITY INSURANCE

This policy will cover liability of the insured vis-a-vis any third party on account of any injury whatsoever, loss, or damage to body and/or property as a result of the work specified in chapter 1 above. This insurance shall include the lessor and the management company and their executives and their employees and all contractors and subcontractors as additional insured parties.

The liability limits of this policy are NIS 500,000 per incident and for the entire term.

The policy includes the following extensions:    Cross-liability clause

                                                 Property belonging to the
                                                 lessor and/or the management
                                                 company shall be considered to
                                                 be third party

                                                 Any person who is not included
                                                 in the wage lists of the
                                                 insured party shall be
                                                 considered to be a third party.

                                                 Damage to third-party property
                                                 as a result of the use of motor
                                                 vehicles, excluding liability
                                                 that is indemnifiable under the
                                                 Law for Compensation of Traffic
                                                 Accident Victims and liability
                                                 covered by a standard
                                                 motor-vehicle insurance policy.
                                                 The liability beyond the above
                                                 is within the limits of
                                                 liability specified above.

CHAPTER 3 - EMPLOYERS' LIABILITY INSURANCE

This policy will cover the liability under the law of each of those insured vis-a-vis its employees, representatives, and any other person found in its service and subject to its authority, including subcontractors, their employees, their representatives, and any other person in their service and/or subject to their authority, on account of bodily, mental, or emotional damage or death that may be caused to each of those enumerated above in connection with his or her work.

[added by hand:] $1,500,000 per employee and per incident.

The liability limits of this insurance are $5,000,000 (five million United States dollars) per claimant and for the entire term.

This policy includes the lessor and the management company and all contractors and subcontractors as additional insured parties.

In addition, this policy is not subject to any restriction with regard to working hours, contractors, subcontractors, their employees, their representatives, or any other person found in their service and/or subject to their authority, work on heights or in depths, lures and poisons, as well as the employment of youth.

2.   MISCELLANEOUS

     2.1 We affirm that the aforesaid policy (or policies), chapters 1, 2, and 3, that are enumerated above, include an explicit clause with regard to the waiver of the right of subrogation vis-a-vis the lessor, the management company, their executives and/or employees, any person in their service, and vis-a-vis other lessees in the aforesaid project and/or their employees and executives of all of the above and all those acting on their behalf.

     2.2 We hereby undertake not to cancel and not to modify and not to reduce the above insurance policies or any of them without providing previous written notice by registered mail of at least 30 days to the lessor and/or to the management company.

     2.3 We affirm that the lessor and/or the management company shall not be liable for payment of premiums for the policies mentioned above and for fulfilling all of the obligations imposed upon the insured under the terms of the policy.

     2.4 The insurance under the above policy (or policies) (chapters 1, 2, and 3 above) is primary insurance and takes precedence over any other insurance taken out by the lessor and/or by the management company.

[company stamp] Zion Insurance Company      [signature]
                seal of the insurer                   Signature of the insured
[signature]                                 underwriter
                Name of signatory                     position of the signatory
Ben Yehuda 1, Jerusalem
              Address of the insurer
02 623 4341
           telephone number of the insurer

               SIGNATURES FOR THE PURPOSE OF THE TENANCY AGREEMENT

--------------------------------------------------------------------------------
                                   [company stamp: BRT Biopharmaceuticals Ltd.] [Signatures: Moshe Laster & Ira Weinstein]
--------------------------------------------------------------------------------
         "The Lessor"                              "The Lessee"
--------------------------------------------------------------------------------

                                  APPENDIX E-2
          (SUBSIDIARY APPENDIX TO APPENDIX E TO THE TENANCY AGREEMENT)

Between: HAR HOTZVIM PROPERTIES LTD. ("THE LESSOR")

And:     BRT BIOPHARMACEUTICALS LTD. ("THE LESSEE")

                        CERTIFICATION OF TENANT INSURANCE

To:
Har Hotzvim properties Ltd. (hereinafter "the lessor")
____________________(hereinafter "the management company")
____________________

Dear Sirs or Mesdames

  Re: CERTIFICATION OF THE ISSUANCE OF EMPLOYERS' LIABILITY INSURANCE, THIRD-
      PARTY LIABILITY INSURANCE, PROPERTY INSURANCE, AND LOSS OF PROFIT
      INSURANCE

We hereby certify that we have issued the policies enumerated below, as stated in section 11 and Appendix E of the tenancy agreement between the lessor and BRT Biopharmaceuticals Ltd. (hereinafter "the lessee") on account of the property leased by the lessee in the Ramot Meir project, Building B, unit ____, Har Hotzvim, Jerusalem, and this for the period beginning on 31 January 2000 and concluding on 31 December 2000.

1.   THE INSURANCE

Chapter 1.  Coverage of the lessee's liability vis-a-vis its workers and/or all those employed by it or on its behalf under the Torts Ordinance (new version) and/or the Defective Products Liability Law 5740-1980, on account of death and/or bodily damage to any worker as a result of accident or illness during the course of or as a result account of his or her employment, with a liability limit in the amount of 5,000,000 (five million United States dollars) and the total for the entire period of the annual insurance. [added by hand:] per incident and worker $1,500,000.

            This policy has been extended to indemnify the lessor and/or the management company to the extent that they may be adjudged to be the employers of the workers of the lessee and its employees or any of them.

Chapter 2.  Third-party liability insurance--coverage of the lessee's liability vis-a-vis the lessor and/or vis-a-vis the management company and/or vis-a-vis any third party, under the laws of the State of Israel with a limit of liability that is not less than a sum in sheqels equal to NIS 500,000 for a single case and the total for the entire period of the annual insurance.

            The said policy is not subject to any limitation with regard to liability that may stem from fire, panic, explosion, lifting equipment, loading and unloading, poisoning, any harmful item in food and drink, defective sanitary installations, strike and lockout, or claims on behalf of the National Insurance Institute.

Chapter 3a. Property insurance--Coverage for the content of the leased premises and any other property in the ownership and/or responsibility of the lessee including any repair, modification, improvement, renovation, or addition to the leased premises that has been performed and/or may be performed by the lessee and/or those acting on its behalf at the replacement value, against the risks of fire, smoke, lightning, explosion, earthquake, storm, tempest, flood, damage by liquids, impact by aircraft, sonic boom, collision, strikes, riots, malicious damage, and break-in.

            The name of the insured party includes also the lessor and the management company.

Chapter 3b. Insurance against loss of profits by the lessee has result of damage caused to the leased premises and/or to its contents as a result of the risks insured as stated above, for a period of indemnification that is not less than 12 months.

2.   MISCELLANEOUS

     2.1 We affirm that the aforesaid policy (or policies), chapters 1, 2, 3a, and 3b, that are enumerated above, include an explicit clause with regard to the waiver of the right of subrogation vis-a-vis the lessor, the management company, their executives and/or employees, any person in their service, and vis-a-vis other lessees in the aforesaid project and/or their employees and executives of all of the above and all those acting on their behalf.

     2.2 We hereby undertake not to cancel and not to modify and not to reduce the above insurance policies or any of them without providing previous written notice by registered mail of at least 30 days to the lessor and/or to the management company.

     2.3 We affirm that the lessor and/or the management company shall not be liable for payment or premiums for the policies mentioned above and for fulfilling all of the obligations imposed upon the insured under the terms of the policy.

     2.4 The insurance under the above policy (or policies) (chapters 1, 2, and 3a and 3b above) is primary insurance and takes precedence over any other insurance taken out by the lessor and/or by the management company.

[company stamp] Zion Insurance Company           [signature]
                seal of the insurer                    Signature of the insured
[signature]                                      underwriter
                Name of signatory                      position of the signatory
Ben Yehuda 1, Jerusalem
            Address of the insurer
02 623 4341
         telephone number of the insurer

               Signatures for the Purpose of the Tenancy Agreement
--------------------------------------------------------------------------------
                                  [company stamp: BRT Biopharmaceuticals Ltd.] [Signatures: Moshe Laster & Ira Weinstein]
--------------------------------------------------------------------------------
            "The Lessor"                       "The Lessee"
--------------------------------------------------------------------------------